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                     EIGHTEENTH AMENDMENT AGREEMENT



        EIGHTEENTH AMENDMENT AGREEMENT dated as of March 15, 1994 (this "Amendment") by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"), THE FIRST NATIONAL BANK OF BOSTON and BANK ONE, TEXAS, NATIONAL ASSOCIATION (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent (the "Agent") for the Banks, amending certain provisions of an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 8, 1990 (as heretofore amended the "Loan Agreement") by and among the Company, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

        WHEREAS, upon the terms and subject to the conditions contained herein, the Company, the Agent and the Banks wish to amend certain provisions of the Loan Agreement;

        NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1.  AMENDMENTS TO SECTION 1.1 OF THE LOAN AGREEMENT.  Section
1.1 of the Loan Agreement is hereby amended by deleting the definition of "Eligible Investments" in its entirety and substituting in lieu thereof the following new definition:

        "ELIGIBLE INVESTMENTS. Investments which are deemed to be current under generally accepted accounting principles."

        SECTION 2.  AMENDMENT TO SECTION 10.4 OF THE LOAN AGREEMENT.  Section
10.4 of the Loan Agreement is hereby deleted in its entirety, and the following new Section 10.4 is substituted in lieu thereof:

                "SECTION 10.4. NET WORTH. The Company shall not cause or permit its Consolidated New Worth at the end of any fiscal quarter of the Company to be less than (a) $85,000,000, PLUS (b) on a cumulative basis, commencing with the fiscal quarter ending December 31, 1993 75% of the excess of Consolidated Net Income for each fiscal quarter (calculated without deduction for any net losses) after preferred stock dividends actually paid by the Company since September 30, 1993, as adjusted from time to time to reflect stock splits, distributions, or other recapitalizations or reclassifications, PLUS (c) 100% of the net proceeds received by the Company of any new equity issued by the Company since September 30, 1993."

        SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall be deemed to be effective as of March 15, 1994 (the "Effective Date") upon the receipt by the Agent, on or before March 18,

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                                     2

l994, of facsimile copies of original counterparts (to be followed promptly by original counterparts) or originals counterparts of this Amendment, duly executed by each of the Company, the Sterling Subsidiaries, the Agent and the Banks.

        SECTION 4. REPRESENTATION AND WARRANTIES; NO DEFAULT; AUTHORIZATION. The Company hereby represents and warrants to each of the Agent and the Banks as follows:

        (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

        (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries and shall be in full force and effect upon the satisfaction of the conditions set forth in Section 3 hereof, and the agreements of the Company and each of the Sterling Subsidiaries party hereto contained herein, in the Loan Agreement, as amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling Subsidiaries party hereto, enforceable against the Company or such Sterling Subsidiaries in accordance with their respective terms.

        SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or such other Loan Documents or in any related agreement or instrument to the Loan Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby and as previously amended, if previously amended, pursuant to the provisions of the Loan Agreement.

        SECTION 6. IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Company or any right of the Agent or the Banks consequent thereon.

        SECTION 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

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                                     3

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                          THE FIRST NATIONAL BANK
                                          OF BOSTON
                                          Individually and as Agent


                                          By:_________________________________
                                             Title:

                                           BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                          By:_________________________________
                                             Michael Silverman
                                             Vice President

                                           STERLING SOFTWARE


                                          By:_________________________________
                                             Vicki L. Hill
                                             Vice President,
                                             Treasurer

Each of the undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Loan Agreement, as so amended.

                                          STERLING SOFTWARE (MIDWEST), INC.
                                          (formerly Creative Data Systems, Inc.)


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer

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                                     4


                                          STERLING SOFTWARE
                                          (NORTHERN AMERICA), INC.
                                          (formerly Directions, Inc.)


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer


                                          STERLING SOFTWARE
                                          (UNITED STATES), INC.
                                          (formerly Zanthe, Inc. Dylakor, Inc.
                                          and Answer Systems, Inc.


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer

                                          STERLING SOFTWARE (AMERICA), INC.
                                          (formerly Ordernet Services, Inc.)


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer

                                          STERLING CHECK LIQUIDATION, INC.


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer

                                          STERLING SOFTWARE (U.S.A.), INC.
                                          (formerly Systems Software Marketing,
                                          Inc. and Software Laboratories, Inc.)


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer

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                                     5

                                          STERLING DISTRIBUTION SERVICES, INC.


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer

                                          STERLING SOFTWARE (US), INC.
                                          (formerly known as Sterling
                                          Federal Systems, Inc.
                                          and Sterling IMD, lnc.)


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer

                                          SYSTEMS CENTER, INC.
                                          (formerly Sterling Software, Inc.,
                                          a Wyoming corporation)


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer

                                          STERLING SOFTWARE LEASING COMPANY


                                          By:_________________________________
                                             Vicki L. Hill
                                             President

                                          STERLING SOFTWARE
                                          INTERNATIONAL, INC.


                                           By:_________________________________
                                              Vicki L. Hill
                                              Assistant Treasurer

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                                     6

                                          STERLING ZEROONE, INC.


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer

                                          ZEROONE SYSTEMS, INC.


                                          By:_________________________________
                                             Vicki L. Hill
                                             Treasurer

                                          STERLING SOFTWARE (UNITED STATES
                                          OF AMERICA), INC.


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer

                                          STERLING SOFTWARE
                                          (NORTH AMERICA), INC.


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer

                                          STERLING SOFTWARE
                                          (U.S. OF AMERICA), INC.


                                          By:_________________________________
                                             Vicki L. Hill
                                             Assistant Treasurer